UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

(e)          On May 30, 2007, the stockholders of Viacom Inc. (“Viacom”) approved the Viacom Inc. Senior Executive Short-Term Incentive Plan, as amended and restated as of April 12, 2007, and the Viacom Inc. 2006 Long-Term Management Incentive Plan, as amended and restated as of April 12, 2007, at Viacom’s 2007 annual meeting of stockholders. The terms of the plans are set forth in Viacom’s Proxy Statement dated April 20, 2007, and the descriptions of the plans under the headings “Item 3—Approval of the Senior Executive Short-Term Incentive Plan” and “Item 4—Approval of the 2006 Long-Term Management Incentive Plan” are incorporated herein by reference in their entirety.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed as part of this Report on Form 8-K:
Exhibit No.	Description of Exhibit
10.1

Viacom Inc. Senior Executive Short-Term Incentive Plan, as amended and restated as of April 12, 2007 (incorporated by reference to Annex A to Viacom’s Proxy Statement dated April 20, 2007) (File No. 001-32686).

10.2

Viacom Inc. 2006 Long-Term Management Incentive Plan, as amended and restated as of April 12, 2007 (incorporated by reference to Annex B to Viacom’s Proxy Statement dated April 20, 2007) (File No. 001-32686).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 5, 2007

Exhibit Index

Exhibit No.	Description of Exhibit
10.1

Viacom Inc. Senior Executive Short-Term Incentive Plan, as amended and restated as of April 12, 2007 (incorporated by reference to Annex A to Viacom’s Proxy Statement dated April 20, 2007) (File No. 001-32686).

10.2

Viacom Inc. 2006 Long-Term Management Incentive Plan, as amended and restated as of April 12, 2007 (incorporated by reference to Annex B to Viacom’s Proxy Statement dated April 20, 2007) (File No. 001-32686).

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